Segment Reporting	12 Months Ended
Dec. 31, 2019
Segment Reporting

13. Segment Reporting

The Company has two reportable segments from which it derives its revenues, the tanker vessels segment and the container vessels segment.

The table below presents information about the Company’s reportable segments for the period ending December 31, 2019. The accounting policies followed in the preparation of the reportable segments are the same as those followed in the preparation of the Company’s consolidated financial statements.

	Tanker vessels	Container vessels	Total

Revenues from external customers	$6,224	$20,622	$26,846
Depreciation and amortization of deferred charges	(745)	(2,939)	(3,684)
Impairment losses	-	(31,629)	(31,629)
Loss on vessels' sale	-	(127)	(127)
Interest expense	(416)	-	(416)
Interest income	32	226	258
Segment profit / (loss)	142	(32,199)	(32,057)
Total assets	81,898	48,671	130,569